SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) July 30, 2009
InSight Health Services Holdings Corp.

(Exact name of registrant as specified in charter)

Delaware	333-75984-12	04-3570028

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
26250 Enterprise Court, Suite 100, Lake Forest, CA 92630

(Address of principal executive offices) (Zip Code)
(949) 282-6000

Registrant’s telephone number, including area code
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On July 30, 2009, InSight Health Services Corp. (“InSight”), a wholly owned subsidiary of InSight Health Services Holdings Corp. (the “Company”), entered into amendments to employment agreements with the following executive officers:
•	Louis E. Hallman, III, President and Chief Executive Officer of the Company and InSight;

•	Bernard O’Rourke, Executive Vice President and Chief Operating Officer of the Company and InSight;

•	Patricia R. Blank, Executive Vice President — Revenue Cycle Management of the Company and InSight; and

•	Donald F. Hankus, Executive Vice President and Chief Information Officer of InSight.
The Company executed the amendments with Ms. Blank and Mr. Hankus as well because it was a party to their original employment agreements. Each of the amendments provides that, among other things:
•	each executive will be eligible to receive an annual bonus in accordance with the executive incentive compensation plan for the then current fiscal year (80% of such bonus will be based on the Company achieving certain financial or other goals approved by the Company’s board of directors, and 20% of which will be based on the achievement of certain personal management objectives over the course of the year); and

•	any payments and benefits under the existing employment agreements will be made in compliance with Section 409A of the Internal Revenue Code, which could result in an executive not receiving certain payments or benefits during a delay period following such person’s separation from InSight.
Item 9.01 Financial Statements and Exhibits

Exhibit No.

10.21	First Amendment to Executive Employment Agreement dated July 30, 2009, by and between InSight and Louis E. Hallman, III, filed herewith.

10.22	First Amendment to Executive Employment Agreement dated July 30, 2009, by and between InSight and Bernard O'Rourke, filed herewith.

10.23	First Amendment to Executive Employment Agreement dated July 30, 2009, by and among the Company, InSight and Patricia R. Blank, filed herewith.

10.24	First Amendment to Executive Employment Agreement dated July 30, 2009, by and among the Company, InSight and Donald F. Hankus, filed herewith.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 30, 2009	INSIGHT HEALTH SERVICES HOLDINGS CORP.
	By:	/s/ Keith S. Kelson
Keith S. Kelson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

10.21	First Amendment to Executive Employment Agreement dated July 30, 2009, by and between InSight and Louis E. Hallman, III, filed herewith.

10.22	First Amendment to Executive Employment Agreement dated July 30, 2009, by and between InSight and Bernard O’Rourke, filed herewith.

10.23	First Amendment to Executive Employment Agreement dated July 30, 2009, by and among the Company, InSight and Patricia R. Blank, filed herewith.

10.24	First Amendment to Executive Employment Agreement dated July 30, 2009, by and among the Company, InSight and Donald F. Hankus, filed herewith.

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